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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 22, 2001
                                ----------------

                             United Bankshares, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        West Virginia                      No. 0-13322            55-0641179
        -------------                      -----------            ----------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               300 United Center
                           500 Virginia Street, East
                        Charleston, West Virginia 25301
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                    (Address of Principal Executive Offices)


                                 (304) 424-8800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)
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Item 5.  Other Events
---------------------

         On October 22, 2001 United Bankshares, Inc. ("United") announced its earnings for the third quarter and first nine months of 2001. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)   Exhibits

               99.1 Press Release, dated October 22, 2001, issued by United Bankshares, Inc.

               99.2  Unaudited Supplemental Financial Information
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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNITED BANKSHARES, INC.


Date:   October 22, 2001                   By:  /s/ Steven E. Wilson
     ---------------------------                ------------------------------
                                           Steven E. Wilson, Executive Vice
                                           President, Treasurer, Secretary and
                                           Chief Financial Officer